Exhibit 10.11

Power of Attorney

This Power of Attorney (the “Power of Attorney”), executed by Tan Man (Identity Card No.:[ ]) on March 15, 2019, is issued to and in favor of Shanghai Yongxiong Information Technology Service Co., Ltd. (Registered address: Room 1308, Building D, No. 399 Baixiu Road, Fengxian District, Shanghai) (the “Proxy”).

I, Tan Man, hereby grant to the Proxy a general authorization to exercise, as my proxy and on my behalf, the following rights I am entitled to as shareholder of Hunan Yongxiong Asset Management Group Co., Ltd. (the “Company”) during the effective term of this Power of Attorney:

(1)           to propose the convening of and to attend shareholders’ meetings of the Company as my proxy in accordance with the articles of association of the Company;

(2)           to exercise, as my proxy, the rights to vote on all matters discussed and resolved at shareholders’ meetings of the Company, including without limitation, the appointment and election of the Company’s directors and other senior management to be appointed and removed by the shareholders;

(3)           to exercise, as my proxy, other voting rights of the shareholders provided under the articles of association of the Company, as amended from time to time.

I hereby irrevocably acknowledge(s) that unless with instruction from Hunan Yongxiong Information Technology Service Co., Ltd. (the “WFOE”) to replace the Proxy, this Power of Attorney shall remain valid until the expiry or early termination of the Amended and Restated Shareholder Voting Proxy Agreement dated March 15, 2019 by and among the WFOE, the Company and the shareholders of the Company.

The authorization is hereby granted.

Name:	Tan Man

By:	/s/ Tan Man
Date:	March 15, 2019

Power of Attorney

This Power of Attorney (the “Power of Attorney”), executed by Zhou Xiaofang (Identity Card No.:[ ]) on March 15, 2019, is issued to and in favor of Shanghai Yongxiong Information Technology Service Co., Ltd. (Registered address: Room 1308, Building D, No. 399 Baixiu Road, Fengxian District, Shanghai) (the “Proxy”).

I, Zhou Xiaofang, hereby grant to the Proxy a general authorization to exercise, as my proxy and on my behalf, the following rights I am entitled to as shareholder of Hunan Yongxiong Asset Management Group Co., Ltd. (the “Company”) during the effective term of this Power of Attorney:

(1)           to propose the convening of and to attend shareholders’ meetings of the Company as my proxy in accordance with the articles of association of the Company;

(2)           to exercise, as my proxy, the rights to vote on all matters discussed and resolved at shareholders’ meetings of the Company, including without limitation, the appointment and election of the Company’s directors and other senior management to be appointed and removed by the shareholders;

(3)           to exercise, as my proxy, other voting rights of the shareholders provided under the articles of association of the Company, as amended from time to time.

I hereby irrevocably acknowledge(s) that unless with instruction from Hunan Yongxiong Information Technology Service Co., Ltd. (the “WFOE”) to replace the Proxy, this Power of Attorney shall remain valid until the expiry or early termination of the Amended and Restated Shareholder Voting Proxy Agreement dated March 15, 2019 by and among the WFOE, the Company and the shareholders of the Company.

The authorization is hereby granted.

Name:	Zhou Xiaofang

By:	/s/ Zhou Xiaofang
Date:	March 15, 2019

Power of Attorney

This Power of Attorney (the “Power of Attorney”), executed by Hunan Yuxiong Enterprise Management Limited Partnership (Unified Social Credit Code:91430100MA4Q3R8GXD) on March 15, 2019, is issued to and in favor of Shanghai Yongxiong Information Technology Service Co., Ltd. (Registered address: Room 1308, Building D, No. 399 Baixiu Road, Fengxian District, Shanghai) (the “Proxy”).

We, Hunan Yuxiong Enterprise Management Limited Partnership, hereby grant to the Proxy a general authorization to exercise, as our proxy and on our behalf, the following rights we are entitled to as shareholder of Hunan Yongxiong Asset Management Group Co., Ltd. (the “Company”) during the effective term of this Power of Attorney:

(1)             to propose the convening of and to attend shareholders’ meetings of the Company as our proxy in accordance with the articles of association of the Company;

(2)             to exercise, as our proxy, the rights to vote on all matters discussed and resolved at shareholders’ meetings of the Company, including without limitation, the appointment and election of the Company’s directors and other senior management to be appointed and removed by the shareholders;

(3)             to exercise, as our proxy, other voting rights of the shareholders provided under the articles of association of the Company, as amended from time to time.

We hereby irrevocably acknowledge(s) that unless with instruction from Shanghai Yongxiong Information Technology Service Co., Ltd. (the “WFOE”) to replace the Proxy, this Power of Attorney shall remain valid until the expiry or early termination of the Amended and Restated Shareholder Voting Proxy Agreement dated March 15, 2019 by and among the WFOE, the Company and the shareholders of the Company.

The authorization is hereby granted.

Name:	Hunan Yuxiong Enterprise Management Limited Partnership (Seal)
By:	/s/ Seal of Hunan Yuxiong Enterprise Management Limited Partnership
Date:	March 15, 2019

Power of Attorney

This Power of Attorney (the “Power of Attorney”), executed by Shanghai Hengxiong Enterprise Management Consulting Limited Partnership (Unified Social Credit Code:91310115MA1K46LK2Q ) on March 15, 2019, is issued to and in favor of Shanghai Yongxiong Information Technology Service Co., Ltd. (Registered address: Room 1308, Building D, No. 399 Baixiu Road, Fengxian District, Shanghai) (the “Proxy”).

We, Hunan Yuxiong Enterprise Management Limited Partnership , hereby grant to the Proxy a general authorization to exercise, as our proxy and on our behalf, the following rights we are entitled to as shareholder of Hunan Yongxiong Asset Management Group Co., Ltd. (the “Company”) during the effective term of this Power of Attorney:

(1)           to propose the convening of and to attend shareholders’ meetings of the Company as our proxy in accordance with the articles of association of the Company;

(2)           to exercise, as our proxy, the rights to vote on all matters discussed and resolved at shareholders’ meetings of the Company, including without limitation, the appointment and election of the Company’s directors and other senior management to be appointed and removed by the shareholders;

(3)           to exercise, as our proxy, other voting rights of the shareholders provided under the articles of association of the Company, as amended from time to time.

We hereby irrevocably acknowledge(s) that unless with instruction from Shanghai Yongxiong Information Technology Service Co., Ltd. (the “WFOE”) to replace the Proxy, this Power of Attorney shall remain valid until the expiry or early termination of the Amended and Restated Shareholder Voting Proxy Agreement dated March 15, 2019 by and among the WFOE, the Company and the shareholders of the Company.

The authorization is hereby granted.

Name:	Shanghai Hengxiong Enterprise Management Consulting Limited Partnership (Seal)
By:	/s/ Seal of Shanghai Hengxiong Enterprise Management Consulting Limited Partnership
Date:	March 15, 2019